Exhibit 99.1

Investor Relations Contacts:	Media Contacts:
Antonella Franzen	Ira Gottlieb
+1-609-720-4665	+1-609-610-1999
afranzen@tyco.com	igottlieb@tycoint.com

Joe Longo	Brett Ludwig
+1-609-720-4545	+1-609-216-3255
jlongo@tyco.com	bludwig@tyco.com

FOR IMMEDIATE RELEASE:

TYCO REPORTS SECOND QUARTER 2013 EARNINGS

FROM CONTINUING OPERATIONS BEFORE SPECIAL ITEMS OF $0.42 PER SHARE

AND GAAP EARNINGS OF $0.16 PER SHARE

•                  Company reports second quarter revenue of $2.6 billion, with 3% revenue growth and 2% organic growth

•                  Segment operating margin before special items improves 90 basis points on a normalized basis*

•                  GAAP income from continuing operations of $74 million includes $124 million of charges related to special items

•                  Diluted EPS from continuing operations before special items increases 20% over normalized second quarter 2012 results*

•                  Company completes $150 million of share buybacks, announces two acquisitions, and reaches definitive agreement to divest North America guarding business

(Income and EPS amounts are attributable to Tyco common shareholders)

($ millions, except per-share amounts)

	Q2 2013	Q2 2012	% Change
Revenue	$2,608	$2,542	3%
Segment Operating Income	$185	$276	(33)%
Operating Income	$123	$228	(46)%
Income from Continuing Operations	$74	$134	(45)%
Diluted EPS from Continuing Operations	$0.16	$0.29	(45)%
Special Items	$(0.26)	$(0.01)
Segment Operating Income Before Special Items	$321	$300	7%
Income from Continuing Ops Before Special Items	$198	$141	40%
Diluted EPS from Continuing Ops Before Special Items	$0.42	$0.30	40%

SCHAFFHAUSEN, Switzerland — April 26, 2013 — Tyco (NYSE: TYC) today reported $0.16 in GAAP diluted earnings per share (EPS) from continuing operations for the fiscal second quarter of 2013 and diluted EPS from continuing operations before special items of $0.42. Revenue in the quarter increased 3% versus the prior year to $2.6 billion. Organic revenue grew 2% in the quarter with 7% growth in products, 3% growth in service and a 3% decline in installation revenue.

Income from continuing operations in the second quarter was negatively impacted by special items totaling $124 million after-tax or $0.26 per share, of which $0.12 was related to a legacy environmental matter at a Global Products facility in Marinette, Wisconsin. Due to unanticipated results from treatability studies completed in the

*Normalized second quarter 2012 results reflect pro forma adjustments to corporate and interest expense to reflect the impact of the separation, and include dis-synergy costs associated with the separation of the Company’s North American security operations from ADT. See Non-GAAP reconciliations.

fiscal second quarter of 2013, additional environmental reserves were recorded for this site primarily related to expanded treatment and offsite disposal of contaminated river sediment that will be required.  The remaining special items were primarily related to separation and restructuring.

“Tyco delivered a solid quarter operationally with accelerated service growth and operating margin expansion, driving a 20% year-over-year increase in normalized earnings per share,” said Tyco Chief Executive Officer George Oliver.  “Our financial performance and strong balance sheet provides us with the flexibility to continue to fund our organic and inorganic growth initiatives while returning capital to shareholders.”

“During the quarter we announced two acquisitions that strengthen our position in core platforms by broadening our product and service offerings to customers.  First City Care expands our security offerings in the banking vertical and National Fire Solutions Group complements our existing position in the Australian fire protection market.  During the quarter, we also continued to return capital to shareholders by repurchasing $150 million of shares under the existing $750 million share repurchase authority.”

Organic revenue, free cash flow, operating income, segment operating income, and diluted and normalized EPS from continuing operations before special items are non-GAAP financial measures and are described below. For a reconciliation of these non-GAAP measures, see the attached tables. Additional schedules as well as second quarter review slides can be found at www.tyco.com on the Investor Relations portion of Tyco’s website.

SEGMENT RESULTS

The financial results presented in the tables below are in accordance with GAAP unless otherwise indicated. All dollar amounts are pre-tax and stated in millions. All comparisons are to the fiscal second quarter of 2012 unless otherwise indicated.

North America Systems Installation & Services

	Q2 2013	Q2 2012	% Change
Revenue	$953	$953	—
Operating Income	$79	$85	(7)%
Operation Margin	8.3%	8.9%
Special Items	$(25)	$(7)
Operating Income Before Special Items	$104	$92	13%
Operating Margin Before Special Items	10.9%	9.7%

Revenue of $953 million included service growth of 2% and an installation decline of 3% year-over-year. Backlog of $2.5 billion increased 2% on a quarter sequential basis, excluding the impact of foreign currency. Sequentially, the dollar value of installation orders has stabilized and service orders have accelerated.

Operating income for the quarter was $79 million and the operating margin was 8.3%. Special items of $25 million consisted primarily of separation and restructuring charges. Operating income before special items was $104 million and the operating margin improved 120 basis points to 10.9%. This year-over-year margin improvement was driven by a higher mix of service revenue, improved execution in installation, and productivity benefits, partly offset by dis-synergy costs associated with the separation of our North America commercial security business, Tyco Integrated Security, from ADT.

Rest of World Systems Installation & Services

	Q2 2013	Q2 2012	% Change
Revenue	$1,077	$1,070	1%
Operating Income	$106	$105	1%
Operation Margin	9.8%	9.8%
Special Items	$(14)	$(14)
Operating Income Before Special Items	$120	$119	1%
Operating Margin Before Special Items	11.1%	11.1%

Revenue of $1.1 billion increased 1% in the quarter. Service revenue increased 5% and installation revenue declined 4% for total organic growth of 1%. A 1% benefit from acquisitions was offset by the negative impact of foreign currency. Backlog of $2.6 billion increased 5% on a quarter sequential basis, excluding the impact of foreign currency.

Operating income for the quarter was $106 million and the operating margin was 9.8%. Special items of $14 million consisted primarily of restructuring charges. Operating income before special items was $120 million, and the operating margin was 11.1%.

Global Products

	Q2 2013	Q2 2012	% Change
Revenue	$578	$519	11%
Operating Income	$—	$86	(100)%
Operation Margin	—%	16.6%
Special Items	$(97)	$(3)
Operating Income Before Special Items	$97	$89	9%
Operating Margin Before Special Items	16.8%	17.1%

Revenue of $578 million increased 11% in the quarter, including a 3% benefit due to acquisitions. Organic revenue grew 7% with growth across all three product platforms.

Operating income includes the $94 million pre-tax environmental charge noted above. Additional special items in the quarter of $3 million consisted primarily of restructuring charges. Operating income before special items was $97 million and the operating margin was 16.8%. The additional operating leverage from increased revenue was more than offset by 80 basis points of incremental investment in research and development and sales and marketing.

OTHER ITEMS

•                  Cash from operating activities was $246 million and free cash flow was $134 million, which included a cash outflow of $75 million primarily related to separation and restructuring activities.  Adjusted free cash flow for the quarter was $209 million. The Company completed the quarter with $430 million in cash and cash equivalents.

•                  Corporate expense before special items was $54 million for the quarter, and $62 million on a GAAP basis.

•                  The tax rate before special items was 17.9% for the quarter.

•                  Company repurchased 4.8 million shares for $150 million under the existing $750 million share repurchase authority.

•                  During the quarter, the Company acquired U.K.-based First City Care PLC with expected 2014 annual revenue of $20 million. First City Care PLC is an installation and service provider of access control, video surveillance and intruder alarms and is a security systems integrator. It will be combined with Tyco’s installation and services business in the U.K., strengthening the Company’s security expertise in banking and finance.

•                  In addition, the Company signed a definitive agreement to purchase National Fire Solutions Group (“NFS”), with expected 2014 annual revenue of $65 million. NFS is a leading national provider of fire protection services in Australia, providing installation, inspection and maintenance services. It will be combined with Tyco’s Fire Services business, providing increased scale and an enhanced service portfolio. The transaction is expected to close during the Company’s fiscal third quarter and is subject to customary closing conditions.

•                  Subsequent to quarter end, the Company signed a definitive agreement to sell its North America guarding business, which generated revenue of $75 million in fiscal 2012.

ABOUT TYCO

Tyco (NYSE: TYC) is the world’s largest pure-play fire protection and security company. Tyco provides more than three million customers around the globe with the latest fire protection and security products and services. A company with $10+ billion in annual revenue, Tyco has over 70,000 employees in more than 1,000 locations across 50 countries serving various end markets, including commercial, institutional, governmental, retail, industrial, energy, residential and small business. For more information, visit the new www.tyco.com.

CONFERENCE CALL AND WEBCAST

Management will discuss the company’s second quarter results for 2013 during a conference call and webcast today beginning at 8:00 a.m. ET. Today’s conference call for investors can be accessed in the following ways:

•                  At Tyco’s website: http://investors.tyco.com.

•                  By telephone: For both “listen-only” participants and those participants who wish to take part in the question-and-answer portion of the call, the telephone dial-in number in the United States is (800) 857-9797. The telephone dial-in number for participants outside the United States is (517) 308-9262, passcode “Tyco”.

•                  An audio replay of the conference call will be available at 10:00 a.m. ET on April 26, 2013 and ending at 11:59 p.m. ET on May 3, 2013. The replay dial-in number for participants in the United States is (888) 562-2791. For participants outside the United States, the replay dial-in number is (402) 998-1448, passcode 8991.

•                  A webcast replay of the conference call will be available on the “Presentations & Webcasts” section of Tyco’s website: http://investors.tyco.com.

NON-GAAP MEASURES

Organic revenue, free cash flow (outflow) (FCF), and income from continuing operations, earnings per share (EPS) from continuing operations, operating income and segment operating income, and normalized EPS, in each case “before special items,” are non-GAAP measures and should not be considered replacements for GAAP results.

Organic revenue is a useful measure used by the company to measure the underlying results and trends in the business. The difference between reported net revenue (the most comparable GAAP measure) and organic revenue (the non-GAAP measure) consists of the impact from foreign currency, acquisitions and divestitures, and other changes that either do not reflect the underlying results and trends of the company’s businesses or are not completely under management’s control. There are limitations associated with organic revenue, such as the fact that, as presented herein, the metric may not be comparable to similarly titled measures reported by other companies. These limitations are best addressed by using organic revenue in combination with GAAP numbers. Organic revenue may be used as a component in the company’s incentive compensation plans.

FCF is a useful measure of the company’s cash that permits management and investors to gain insight into the number that management employs to measure cash that is free from any significant existing obligation and is available to service debt and make investments. The difference between Cash Flows from Operating Activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash flows that the company believes are useful to identify. It, or a measure that is based on it, may be used as a component in the company’s incentive compensation plans. The difference reflects the impact from:

•                  net capital expenditures,

•                  dealer generated accounts and bulk accounts purchased,

•                  cash paid for purchase accounting and holdback liabilities, and

•                  voluntary pension contributions.

Capital expenditures and dealer generated and bulk accounts purchased are subtracted because they represent long-term investments that are required for normal business activities. Cash paid for purchase accounting and holdback liabilities is subtracted because these cash outflows are not available for general corporate uses. Voluntary pension contributions are added because this activity is driven by economic financing decisions rather than operating activity. In addition, from time to time the company may present adjusted free cash flow, which is free cash flow, adjusted to exclude the cash impact of the special items highlighted below. This number provides information to investors regarding the cash impact of certain items management believes are useful to identify, as described below.

The limitation associated with using these cash flow metrics is that they adjust for cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and therefore may imply that there is less or more cash that is available for the company’s programs than the most comparable GAAP measure. Furthermore, these non-GAAP metrics may not be comparable to similarly titled measures reported by other companies. These limitations are best addressed by using FCF in combination with the GAAP cash flow numbers.

The company has presented its income and EPS from continuing operations, operating income and segment operating income before special items. Special items include charges and gains related to divestitures, acquisitions, restructurings and similar actions, impairments, certain changes to accounting methodologies, legacy legal, environmental and tax charges and other income or charges that may mask the underlying operating results and/or business trends of the company or business segment, as applicable. The company utilizes these measures to assess overall operating performance and segment level core operating performance, as well as to provide insight to management in evaluating overall and segment operating plan execution and underlying market conditions. The Company also presents its effective tax rate as adjusted for special items for consistency, and from time to time presents corporate expense excluding special items. One or more of these measures may be used as components in the company’s incentive compensation plans. These measures are useful for investors because they may permit more meaningful comparisons of the company’s underlying operating results and business trends between periods. The difference between income and EPS from continuing operations before special items and income and EPS from continuing operations (the most comparable GAAP measures) consists of the impact of the special items noted above on the applicable GAAP measure. The limitation of these measures is that they exclude the impact (which may be material) of items that increase or decrease the company’s reported GAAP metrics, and these non-GAAP metrics may not be comparable to similarly titled measures reported by other companies. These limitations are best addressed by using the non-GAAP measures in combination with the most comparable GAAP measures in order to better understand the amounts, character and impact of any increase or decrease on reported results.

The company provides general corporate services to its segments and those costs are reported in the “Corporate and Other” segment. This segment’s operating income (loss) is presented as “Corporate Expense.” Segment Operating Income represents Tyco’s operating income excluding the Corporate and Other segment, and reflects the results of Tyco’s three operating segments. Segment Operating Income before special items reflects GAAP operating income adjusted for the special items noted in the paragraph above.

In order to provide more meaningful comparison of fiscal 2013 results to fiscal 2012 results, normalized EPS before special items is presented. Normalized EPS adjusts fiscal 2012 GAAP results by replacing the GAAP interest and corporate expenses reported for fiscal 2012 (on a pre-separation basis) with the interest and corporate expenses estimated to be incurred in fiscal 2013 (on a post-separation basis), and adding estimated dis-synergy costs related to the separation of the Company’s North American security business to fiscal 2012 results. Normalized EPS before special items further adjusts normalized EPS for the special items above.

FORWARD-LOOKING STATEMENTS

This press release contains a number of forward-looking statements. Words, and variations of words, such as “expect”, “intend”, “will”, “anticipate”, “believe”, “propose”, “potential”, “continue”, “opportunity”, “estimate”, “project” and similar expressions are intended to identify forward-looking statements. Examples of forward-looking statements include, but are not limited to, revenue, operating income and other financial projections, statements regarding the health and growth prospects of the industries and end markets in which Tyco operates, the leadership, resources, potential, priorities, and opportunities for Tyco in the future, statements regarding Tyco’s credit profile, capital allocation priorities and other capital market related activities, and statements regarding Tyco’s acquisition, divestiture, restructuring and other productivity initiatives. The forward-looking statements in this press release are based on current expectations and assumptions that are subject to risks and uncertainties, many of which are outside of our control, and could cause results to materially differ from expectations. Such risks and uncertainties include, but are not limited to: economic, business, competitive, technological or regulatory factors that adversely impact Tyco or the markets and industries in which it competes; unanticipated expenses such as environmental, litigation or legal settlement expenses; tax law changes; and industry specific events or conditions that may adversely impact revenue or other financial projections. Actual results could differ materially from anticipated results. Tyco is under no obligation (and expressly disclaims any obligation) to update its forward-looking statements. More detailed information about these and other factors is set forth in Tyco’s Annual Report on Form 10-K for the fiscal year ended Sept. 28, 2012 and in subsequent filings with the Securities and Exchange Commission.

###

TYCO INTERNATIONAL LTD.

CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

(Unaudited)

	Quarters Ended		Six Months Ended
	March 29,	March 30,	March 29,	March 30,
	2013	2012	2013	2012
Revenue from product sales	$1,437	$1,407	$2,880	$2,776
Service revenue	1,171	1,135	2,328	2,244
Net revenue	2,608	2,542	5,208	5,020
Cost of product sales	997	967	2,001	1,902
Cost of services	676	667	1,340	1,311
Selling, general and administrative expenses	790	660	1,472	1,337
Separation costs	—	4	5	4
Restructuring and asset impairment charges, net	22	16	32	52
Operating income	123	228	358	414
Interest income	4	4	8	9
Interest expense	(25)	(59)	(49)	(117)
Other (expense), net	(20)	(4)	(29)	(2)
Income from continuing operations before income taxes	82	169	288	304
Income tax expense	(4)	(33)	(43)	(60)
Equity loss in earnings of unconsolidated subsidiaries	(6)	(2)	(12)	(12)
Income from continuing operations	72	134	233	232
(Loss) income from discontinued operations, net of income taxes	(2)	189	2	413
Net income	70	323	235	645
Less: noncontrolling interest in subsidiaries net income	(2)	—	—	—
Net income attributable to Tyco common shareholders	$72	$323	$235	$645

Amounts attributable to Tyco common shareholders:
Income from continuing operations	$74	$134	$233	$232
(Loss) income from discontinued operations	(2)	189	2	413
Net income attributable to Tyco common shareholders	$72	$323	$235	$645

Basic earnings per share attributable to Tyco common shareholders:
Income from continuing operations	$0.16	$0.29	$0.50	$0.50
Income from discontinued operations	—	0.41	—	0.89
Net income attributable to Tyco common shareholders	$0.16	$0.70	$0.50	$1.39
Diluted earnings per share attributable to Tyco common shareholders:
Income from continuing operations	$0.16	$0.29	$0.49	$0.50
Income from discontinued operations	—	0.40	—	0.88
Net income attributable to Tyco common shareholders	$0.16	$0.69	$0.49	$1.38

Weighted-average number of shares outstanding:
Basic	466	463	466	463
Diluted	474	469	473	469

NOTE:          These financial statements should be read in conjunction with the Consolidated Financial Statements and accompanying notes contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2012 and Form 10-Q for the quarter ended December 28, 2012.

TYCO INTERNATIONAL LTD.

RESULTS OF SEGMENTS

(in millions)

(Unaudited)

	Quarters Ended				Six Months Ended
	March 29,		March 30,		March 29,		March 30,
	2013		2012		2013		2012
Net Revenue
NA Installation & Services	$953		$953		$1,929		$1,915
ROW Installation & Services	1,077		1,070		2,167		2,126
Global Products	578		519		1,112		979
Total Net Revenue	$2,608		$2,542		$5,208		$5,020

Operating Income and Margin
NA Installation & Services	$79	8.3%	$85	8.9%	$187	9.7%	$171	8.9%
ROW Installation & Services	106	9.8%	105	9.8%	220	10.2%	215	10.1%
Global Products	—	—	86	16.6%	74	6.7%	167	17.1%
Corporate and Other	(62)	N/M	(48)	N/M	(123)	N/M	(139)	N/M
Operating Income and Margin	$123	4.7%	$228	9.0%	$358	6.9%	$414	8.2%

TYCO INTERNATIONAL LTD.

CONSOLIDATED BALANCE SHEETS

(in millions)

(Unaudited)

	March 29,	September 28,
	2013	2012
Assets
Cash and cash equivalents	$430	$844
Accounts receivable, net	1,649	1,696
Inventories	654	634
Prepaid expenses and other current assets	930	884
Deferred income taxes	295	295
Total current assets	3,958	4,353

Property, plant and equipment, net	1,668	1,670
Goodwill	4,345	4,367
Intangible assets, net	735	771
Other assets	1,252	1,204
Total Assets	$11,958	$12,365

Liabilities and Equity
Loans payable and current maturities of long-term debt	$11	$10
Accounts payable	783	897
Accrued and other current liabilities	1,757	1,788
Deferred revenue	418	402
Total current liabilities	2,969	3,097

Long-term debt	1,481	1,481
Deferred revenue	405	424
Other liabilities	2,361	2,341
Total Liabilities	7,216	7,343

Redeemable noncontrolling interest	12	12

Total Tyco shareholders’ equity	4,714	4,994
Nonredeemable noncontrolling interest	16	16
Total Equity	4,730	5,010
Total Liabilities, Redeemable Noncontrolling Interest and Equity	$11,958	$12,365

NOTE:          These financial statements should be read in conjunction with the Consolidated Financial Statements and accompanying notes contained in the Company’s Annual Report on Form 10-K for the fiscal year ended September 28, 2012 and Quarterly Report on Form 10-Q for the quarter ended December 28, 2012.

TYCO INTERNATIONAL LTD.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

(Unaudited)

	For the Quarters Ended		For the Six Months Ended
	March 29,	March 30,	March 29,	March 30,
	2013	2012	2013	2012
Cash Flows From Operating Activities:
Net income attributable to Tyco common shareholders	$72	$323	$235	$645
Noncontrolling interest in subsidiaries net income	(2)	—	—	—
Loss (income) from discontinued operations, net of income taxes	2	(189)	(2)	(413)
Income from continuing operations	72	134	233	232
Adjustments to reconcile net cash provided by operating activities:
Depreciation and amortization	107	105	212	206
Non-cash compensation expense	17	21	31	42
Deferred income taxes	(55)	(15)	(45)	(13)
Provision for losses on accounts receivable and inventory	20	13	38	24
Loss on divestitures	9	3	6	3
Other non-cash items	42	23	51	63
Changes in assets and liabilities, net of the effects of acquisitions and divestitures:
Accounts receivable, net	12	(31)	3	12
Contracts in progress	(11)	(2)	(13)	(16)
Inventories	(4)	(25)	(33)	(58)
Prepaid expenses and other current assets	—	29	31	(23)
Accounts payable	(45)	6	(106)	(28)
Accrued and other liabilities	36	(71)	(192)	(230)
Deferred revenue	54	52	7	24
Other	(8)	40	(16)	(32)
Net cash provided by operating activities	246	282	207	206
Net cash (used in) provided by discontinued operating activities	(2)	434	2	848
Cash Flows From Investing Activities:
Capital expenditures	(102)	(95)	(192)	(185)
Proceeds from disposal of assets	1	1	4	2
Acquisition of businesses, net of cash acquired	(15)	(110)	(38)	(205)
Acquisition of dealer generated customer accounts and bulk account purchases	(6)	(7)	(12)	(13)
Sales and maturities of investments	28	51	39	83
Purchases of investments	(28)	(20)	(119)	(43)
Other	(14)	(1)	(6)	18
Net cash used in investing activities	(136)	(181)	(324)	(343)
Net cash used in discontinued investing activities	—	(287)	—	(566)
Cash Flows From Financing Activities:
Proceeds from issuance of short-term debt	100	469	100	880
Repayment of short-term debt	(101)	(504)	(101)	(880)
Proceeds from exercise of share options	48	59	94	88
Dividends paid	(70)	(115)	(140)	(231)
Repurchase of common shares by treasury	(150)	(100)	(200)	(300)
Transfer (to) from discontinued operations	(1)	112	(30)	194
Other	(1)	—	(17)	(19)
Net cash used in financing activities	(175)	(79)	(294)	(268)
Net cash provided by (used in) discontinued financing activities	1	(114)	30	(196)
Effect of currency translation on cash	(6)	13	(3)	10
Effect of currency translation on cash related to discontinued operations	—	5	—	5
Net (decrease) increase in cash and cash equivalents	(72)	73	(382)	(304)
Less: net increase (decrease) in cash and cash equivalents related to discontinued operations	(1)	38	32	91
Cash and cash equivalents at beginning of period	501	799	844	1,229
Cash and cash equivalents at end of period	$430	$834	$430	$834

Reconciliation to “Free Cash Flow”:
Net cash provided by operating activities	$246	$282	$207	$206
Capital expenditures, net	(101)	(94)	(188)	(183)
Acquisition of dealer generated customer accounts and bulk account purchases	(6)	(7)	(12)	(13)
Purchase accounting and holdback liabilities	(5)	(1)	(6)	(1)
Free Cash Flow	$134	$180	$1	$9

Reconciliation to “Adjusted Free Cash Flow”:
Free Cash Flow	$134	$180	$1	$9
Cash restructuring costs	25	22	44	45
Cash payment / (receipt) from Covidien/TE Connectivity	—	17	(5)	17
Cash acquisition / integration costs	—	2	—	2
Legal settlement	—	—	13	—
Separation costs	32	—	105	—
Separation costs - taxes	7	—	7	—
Separation costs - capital expenditures	3	—	6	—
Net asbestos (recoveries) / payments	8	—	(50)	—
Adjusted Free Cash Flow	$209	$221	$121	$73

NOTE: Free cash flow is a non-GAAP measure.  See description of non-GAAP measures contained in this release.

Tyco International Ltd.

Organic Growth Reconciliation - Revenue

(in millions)

(Unaudited)

Quarter Ended March 29, 2013
Base Year	Adjusted
Net Revenue for the Quarter Ended	Adjustments	2012 Base	Net Revenue for the Quarter Ended
March 30, 2012	(Divestitures)	Revenue	Foreign Currency	Acquisitions	Other (2)	Organic Revenue (1)	March 29, 2013

NA Installation and Services	$953	$—	0.0%	$953	$—	0.0%	$2	0.2%	$—	0.0%	$(2)	-0.2%	$953	0.0%
ROW Installation and Services	1,070	(4)	-0.4%	1,066	(10)	-0.9%	11	1.0%	—	0.0%	10	0.9%	1,077	0.7%
Global Products	519	—	0.0%	519	—	0.0%	15	2.9%	10	1.9%	34	6.6%	578	11.4%
Total Net Revenue	$2,542	$(4)	-0.2%	$2,538	$(10)	-0.4%	$28	1.1%	$10	0.4%	$42	1.7%	$2,608	2.6%

(1)   Organic revenue growth percentage based on adjusted 2012 base revenue.

(2)   Amount represents contractual revenue from ADT under the 2012 Separation and Distribution Agreement which is excluded from the organic revenue calculation.

Six Months Ended March 29, 2013
Base Year	Adjusted
Net Revenue for the Six Months Ended	Adjustments	2012 Base	Net Revenue for the Six Months Ended
March 30, 2012	(Divestitures)	Revenue	Foreign Currency	Acquisitions	Other (2)	Organic Revenue (1)	March 29, 2013

NA Installation and Services	$1,915	$—	0.0%	$1,915	$4	0.2%	$4	0.2%	$—	0.0%	$6	0.3%	$1,929	0.7%
ROW Installation and Services	2,126	(10)	-0.5%	2,116	(7)	-0.3%	46	2.2%	—	0.0%	12	0.6%	2,167	1.9%
Global Products	979	—	0.0%	979	2	0.2%	54	5.5%	17	1.7%	60	6.1%	1,112	13.6%
Total Net Revenue	$5,020	$(10)	-0.2%	$5,010	$(1)	0.0%	$104	2.1%	$17	0.3%	$78	1.6%	$5,208	3.7%

(1)   Organic revenue growth percentage based on adjusted 2012 base revenue.

(2)   Amount represents contractual revenue from ADT under the 2012 Separation and Distribution Agreement which is excluded from the organic revenue calculation.

Earnings Per Share Summary

(Unaudited)

	Quarter Ended	Quarter Ended
	March 29, 2013	March 30, 2012

Diluted EPS from Continuing Operations Attributable to Tyco Shareholders (GAAP)	$0.16	$0.29

expense / (benefit)

Restructuring and repositioning activities	0.04	0.03

Separation costs included in SG&A	0.04	—

(Gains) / losses on divestitures, net	0.02	—

Environmental remediation	0.12	—

Legacy legal items	—	0.04

Former management ERISA reversal	—	(0.07)

Separation costs	—	0.01

2012 Tax Sharing Agreement	0.04	—

Total Before Special Items	$0.42	$0.30

Anticipated dis-synergies in NA I&S segment	(0.01)	Represents forecast amounts for fiscal 2013

Corporate expense from $78M to expected $56M	0.04

Net interest expense from $55M to expected $25M	0.05

Effective tax rate from 12.3% to expected 19.5%	(0.03)

Q2 FY12 “Normalized” EPS	$0.35

Tyco International Ltd.

For the Quarter Ended March 29, 2013

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	NA Installation	ROW Installation	Global	Segment	Corporate	Total
Segments	& Service	& Service	Products	Revenue	and Other	Revenue
Revenue (GAAP)	$953	$1,077	$578	$2,608	—	$2,608

																		Income	Diluted
																		from	EPS from
																		Continuing	Continuing
	Operating Income																	Operations	Operations
							Segment				Total					Equity in earnings	Noncontrolling	Attributable	Attributable
	NA Installation		ROW Installation		Global		Operating		Corporate		Operating		Interest	Other	Income	of unconsolidated	Interest	to Tyco	to Tyco
	& Service	Margin	& Service	Margin	Products	Margin	Income	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	subsidiaries	(Expense)	Shareholders	Shareholders

Operating Income (GAAP)	$79	8.3%	$106	9.8%	—	—	$185	7.1%	$(62)	N/M	$123	4.7%	$(21)	$(20)	$(4)	$(6)	$2	$74	$0.16

Restructuring and repositioning activities	6		13		3		22		4		26				(7)			19	0.04

Separation costs included in SG&A	16						16				16				3			19	0.04

(Gains) / losses on divestitures, net included in SG&A	3		1				4		5		9							9	0.02

Asbestos									(1)		(1)				1			—	—

Environmental remediation					94		94				94				(37)			57	0.12

2012 Tax Sharing Agreement														20				20	0.04

Total Before Special Items	$104	10.9%	$120	11.1%	$97	16.8%	$321	12.3%	$(54)	N/M	$267	10.2%	$(21)	—	$(44)	$(6)	$2	$198	$0.42

													Diluted Shares Outstanding						474
													Diluted Shares Outstanding - Before Special Items						474

Tyco International Ltd.

For the Quarter Ended March 30, 2012

(in millions, except per share data)

(Unaudited)

expense / (benefit)

	NA Installation	ROW Installation	Global	Segment	Corporate	Total
Segments	& Service	& Service	Products	Revenue	and Other	Revenue
Revenue (GAAP)	$953	$1,070	$519	$2,542	—	$2,542

																	Income	Diluted
																	from	EPS from
																	Continuing	Continuing
	Operating Income																Operations	Operations
							Segment				Total					Equity (loss) in earnings	Attributable	Attributable
	NA Installation		ROW Installation		Global		Operating		Corporate		Operating		Interest	Other	Income	of unconsolidated	to Tyco	to Tyco
	& Service	Margin	& Service	Margin	Products	Margin	Income	Margin	and Other	Margin	Income	Margin	(Expense), net	(Expense), net	Tax (Expense)	subsidiary	Shareholders	Shareholders
Operating Income (GAAP)	$85	8.9%	$105	9.8%	$86	16.6%	$276	10.9%	$(48)	N/M	$228	9.0%	$(55)	$(4)	$(33)	$(2)	$134	$0.29

Restructuring, net	7		8		1		16		(2)		14				(5)		9	0.03

(Gains) / losses on divestitures, net			4				4		(1)		3				(1)		2	—

Acquisition / integration costs					1		1				1						1	—

Asset impairment charges			1		1		2				2						2	—

Legacy legal items									20		20						20	0.04

Former management ERISA reversal									(50)		(50)				18		(32)	(0.07)

Separation costs			1				1		3		4						4	0.01

Tax items															1		1	—

Total Before Special Items	$92	9.7%	$119	11.1%	$89	17.1%	$300	11.8%	$(78)	N/M	$222	8.7%	$(55)	$(4)	$(20)	$(2)	$141	$0.30

Anticipated dis-synergies in NA I&S segment	(9)						(9)

Q2FY12 Normalized	$83	8.7%	$119	11.1%	$89	17.1%	$291	11.4%
														Diluted Shares Outstanding				469
														Diluted Shares Outstanding - Before Special Items				469